Exhibit 10.42

ROLL-UP FACILITY	EXECUTION

AMENDMENT NO. 3 TO

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated as of December 22, 2016 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated under the laws of Switzerland, acting through its Cayman Islands Branch and Alpine Securitization LTD (collectively, the “Buyers”), PennyMac Corp., PennyMac Holdings, LLC, PennyMac Operating Partnership, L.P. (each a “Seller” and collectively, the “Sellers”), PMC REO FINANCING TRUST (the “REO Subsidiary”) and PennyMac Mortgage Investment Trust (“PMIT”) and PennyMac Operating Partnership, L.P., in their capacity as guarantors (each, a “Guarantor” and collectively, the “Guarantors”).

RECITALS

The Administrative Agent, the Sellers, the REO Subsidiary and the Guarantors are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 31, 2016 (as amended by Amendment No. 1, dated as of August 4, 2016, and Amendment No. 2, dated as of September 9, 2016, the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and the related Consolidated Amended and Restated Pricing Side Letter, dated as of March 31, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  The Guarantors are parties to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of March 31, 2016, by the Guarantors in favor of Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement and Guaranty, as applicable.

The Administrative Agent, Buyers, the Sellers, the REO Subsidiary and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyers, the Sellers, the REO Subsidiary and the Guarantors hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

(a)deleting the definition of “Aged Loan” in its entirety and replacing it with the following:

“Aged Loan” means an Aged 180 Day Non-Agency QM Mortgage Loan or an Aged 364 Day Non-Agency QM Mortgage Loan.

(b)adding the following definitions in their proper alphabetical order:

“Aged 180 Day Non-Agency QM Mortgage Loan” means a Non-Agency QM Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than one hundred eighty (180) days but not greater than three hundred sixty four (364) days.

“Aged 364 Day Non-Agency QM Mortgage Loan” means a Non-Agency QM Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than three hundred sixty four (364) days.

(c)deleting the definition of “New Origination Performing Mortgage Loan” in its entirety and replacing it with the following in the proper alphabetical order:

“Scratch and Dent Mortgage Loan” means a first lien Mortgage Loan (i) originated by Seller in accordance with the criteria of an Agency Mortgage Loan or Non-Agency QM Mortgage Loan, as applicable, except such Mortgage Loan is not eligible for sale to the original Take-out Investor or has been subsequently repurchased from such original Take-out Investor, in each case, for reasons other than delinquent payment under such Mortgage Loan and (ii) is acceptable to Buyers or Administrative Agent in their sole discretion.

(d)deleting all references to “New Origination Performing Mortgage Loan” and replacing them with “Scratch and Dent Mortgage Loan”.

(e)deleting the definition of “Aged New Origination Mortgage Loan” and all references thereto in their entirety.

SECTION 2.Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of the Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Sellers, the REO Subsidiary and the Guarantors;

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(b)an Amendment No. 4 to that certain Consolidated, Amended and Restated Pricing Side Letter, dated as of the date hereof, executed and delivered by duly authorized officers of the Administrative Agent, Buyers, the Sellers, the REO Subsidiary and the Guarantors;

(c)Amendment No. 1 to Amended and Restated Master Repurchase Agreement, dated as of the date hereof, among Administrative Agent, Buyers, PennyMac Operating Partnership, L.P. and PMIT; and

(d)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 3.Representations and Warranties.  Sellers hereby represent and warrant to the Administrative Agent and the Buyers that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4.Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 6.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 8.Reaffirmation of Guaranty.  The Guarantors hereby ratify and affirm all of the terms, covenants, conditions and obligations of the Guaranty and acknowledge and agree that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Sellers to Administrative Agent under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Elie Chau
Name:	Elie Chau
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Buyer

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Authorized Signatory

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-fact

By:	/s/ Oliver Nisenson
Name:	Oliver Nisenson
Title:	Authorized Signatory

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Authorized Signatory

PENNYMAC CORP., as a Seller

By:	/s/ Anne D. McCallion
Name:	Anne D. McCallion
Title:	Senior Managing Director and Chief
Financial Officer

PENNYMAC HOLDINGS, LLC, as a Seller

By:	/s/ Anne D. McCallion
Name:	Anne D. McCallion
Title:	Senior Managing Director and Chief Financial Officer

PMC REO FINANCING TRUST, as REO Subsidiary

By:	PennyMac Corp., as Administrator

By:	/s/ Anne D. McCallion
Name:	Anne D. McCallion
Title:	Senior Managing Director and Chief Financial Officer

PENNYMAC MORTGAGE INVESTMENT TRUST, as a Guarantor

By:	/s/ Anne D. McCallion
Name:	Anne D. McCallion
Title:	Senior Managing Director and Chief Financial Officer

PENNYMAC OPERATING PARTNERSHIP, L.P., as a Seller and as a Guarantor

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Anne D. McCallion
Name:	Anne D. McCallion
Title:	Senior Managing Director and Chief Financial Officer